                                                                    Exhibit 99.2

                                  Certification
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
       (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18,
                              United States Code)

         Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of deltathree, Inc., a Delaware corporation (the " Company"), does hereby certify, to such officer's knowledge, that:

         The Annual Report on Form 10-K/A for the year ended December 31, 2002 (the "Form 10-K/A") of the Company fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: April 29, 2003                       /s/ Shimmy Zimels
                                            ------------------
                                            Shimmy Zimels
                                            Chief Executive Officer


Dated: April 29, 2003                       /s/ Paul C. White
                                            ---------------------------
                                            Paul C. White
                                            Chief Financial Officer



This certification accompanies each Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.